xhibit 10.1

AMENDMENT NO. 4

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this “No. 4 Amendment”) is made and entered into as of January 24, 2023, by and among Heart Test Laboratories, Inc., a Texas corporation (the “Company”), Front Range Ventures LLC, a Wyoming limited liability company, or its assigns (“FRV”), and John Q. Adams, a Texas resident, or his assigns (“JQA”) (FRV and JQA each a “Lender” and, together, the “Lenders”) as defined in the Original Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company and the Lenders (collectively, the “Parties”) have previously entered into that certain Loan and Security Agreement dated on or around April 24, 2020 (the “Original Agreement”), Amendment No. 1 to the Loan and Security Agreement dated September 30, 2021 (the “No. 1 Amendment”), Amendment No. 2 to the Loan and Security Agreement dated November 3, 2021 (the No. 2 Amendment”), and Amendment No. 3 to the Loan and Security Agreement dated May 24, 2022 (the “No. 3 Amendment” and, collectively with the Original Agreement, the No. 1 Amendment and the Amendment No. 2, the “Loan Agreement”); and

WHEREAS, the Company and FRV desire to further extend the maturity date with respect to the Note issued to FRV;

WHEREAS, on June 28, 2022, the Company paid $126,545.65 in accrued interest under the Note issued to JQA; and

WHEREAS, the Company and JQA desire to further amend the accrued interest payment dates and the maturity date with respect to the Note issued to JQA.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions set forth herein, the Loan Agreement, and the other Transaction Agreements, the Company and the Lenders, intending to be legally bound, hereby agree as follows:

Section 1.
Capitalized Terms. Except as otherwise provided herein, capitalized terms used in this No. 4 Amendment shall have the meaning set forth in the Loan Agreement.
Section 2.
Amendments. The Loan Agreement is hereby amended as follow:

Section 2.1. Section 2.1(a) of the Loan Agreement is hereby amended to read, in its entirety, as follows:

(a) Interest will accrue on the outstanding Principal Amount at the rate of twelve percent (12%) per annum, compounded annually (“Accrued Interest”). The

Company shall pay the Principal Amount and Accrued Interest under the Note issued to FRV (the “FRV Note”) and under the Note issued to JQA (the “JQA Note”) as specified in Section 3.1.

Section 2.2. Section 3.1 of the Loan Agreement is hereby amended to read, in its entirety, as follows:

“3.1 Maturity Date. The outstanding Principal Amount under the FRV Note, together with all Accrued Interest thereon, shall be due and payable on September 30, 2024 (the “FRV Maturity Date”).

The Company paid $126,545.65 in Accrued Interest under the JQA Note on June 28, 2022 (the “JQA 2022 Accrued Interest Payment Date”). Accrued Interest under the JQA Note from the JQA 2022 Accrued Interest Payment Date shall be due and payable on September 30, 2023 (the “JQA 2023 Accrued Interest Maturity Date”). The outstanding Principal Amount under the JQA Note, together with all Accrued Interest thereon from the JQA 2023 Accrued Interest Maturity Date, shall be due and payable on March 31, 2024 (the “JQA Maturity Date”). All payments and other charges due under the Transaction Agreements shall be made in lawful currency of the United States of America.”

Section 3.
Release of Claims Against Lenders.

THE COMPANY, BY SIGNING THIS NO. 4 AMENDMENT, HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES LENDERS AND ANY AND ALL OF THEIR PARENT COMPANIES, SUBSIDIARY COMPANIES, AFFILIATED COMPANIES, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS TOGETHER WITH ALL OF THEIR RESPECTIVE PRESENT AND FORMER MANAGERS, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH THE COMPANY HAS HAD, NOW HAS, OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PARTY FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN.

Section 4.
Ratification; Amended and Restated Notes. The Loan Agreement, as amended by this No. 4 Amendment, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and, effective as of the date of this Amendment No. 4, each of the Notes held by the Lenders shall be cancelled in their entirety and the Company shall issue an amended and restated FRV Note to FRV and an amended and restated JQA Note to JQA, each reflecting the applicable Note as amended by this No. 4 Amendment, promptly after such Lender has returned its applicable Note marked “Cancelled” to the Company.

Section 5.
Execution in Several Counterparts. This No. 4 Amendment may be executed in several counterparts or by separate instruments and by facsimile transmission and all of such counterparts and instruments shall constitute one agreement, binding on all of the Parties hereto.
Section 6.
Headings. The headings in this No. 4 Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.
Governing Law. The laws of the State of Texas shall govern this No. 4 Amendment without regard to principles of conflict of laws.
Section 8.
Original Agreements. Except as expressly amended by this No. 4 Amendment, the Transaction Agreements shall remain in full force and effect and all of the terms of the Transaction Agreements are hereby incorporated into this No. 4 Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this No. 4 Amendment as of the day and year first above written.

COMPANY:

HEART TEST LABORATORIES, INC.

By: /s/ Andrew Simpson______________
Printed: Andrew Simpson
Title: CEO

LENDER:

FRONT RANGE VENTURES, LLC.

By: /s/ Loren J. Richards_______________
Printed: Loren J. Richards
Title: First Western Trust Bank, Trust Officer

LENDER:

JOHN Q. ADAMS

By: /s/ John Q. Adams_________________
Printed: John Q. Adams